                                                                 EXHIBIT 99.2
                                                                 EXECUTION COPY


                                 THIRD AMENDMENT

                  This THIRD AMENDMENT (this "Agreement"), dated as of June 10, 2003, is entered into by and among R.J. TOWER CORPORATION, a Michigan corporation (the "Company"), TOWER AUTOMOTIVE EUROPE B.V., a corporation, organized under the laws of the Netherlands (the "Dutch Parent"), TOWER AUTOMOTIVE FINANCE B.V, a corporation organized under the laws of the Netherlands (the "Finance Subsidiary" and, collectively, with the Company and the Dutch Parent, the "Borrowers"), the parties named as Guarantors on the signature pages hereto (collectively, the "Guarantors"), the several financial institutions from time to time party to this Agreement (collectively, the "Lenders"; individually, a "Lender"), BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as syndication agent, and The Bank of Nova Scotia, Comerica Bank, U.S. Bank National Association and Bank One, NA (as successor to Bank One, Michigan), as co-agents. Terms used herein and not otherwise defined herein shall have the same meanings as specified in the Credit Agreement (as defined below).

                                    RECITALS:

                  A. The Borrowers, the Lenders and the Administrative Agent have heretofore entered into that Credit Agreement dated as of July 25, 2000 (as heretofore and hereafter amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

                  B. (i) The Company wishes to issue not less than $250,000,000 of senior unsecured notes due 2013 pursuant to the terms and conditions described in that certain Offering Memorandum dated June 6, 2003 (the "Offering Memorandum") (together with all "exchange notes" (as described in the Offering Memorandum) issued in exchange therefor, the "New Notes"), (ii) the Parent and the Guarantors wish to guarantee the obligations of the Company with respect to the New Notes and (iii) the Company wishes to make dividends to the Parent in an aggregate amount sufficient for the Parent to redeem in their entirety all of its outstanding 5.0% Convertible Subordinated Notes due August, 2004 (the "Converts") at a redemption price of not more than 100.714% plus fees and expenses incurred in connection therewith (such redemption being hereinafter referred to as the "Redemption").

                  C. The Borrowers wish, and the Lenders signatory hereto and the Administrative Agent are willing, subject to the terms and conditions set forth herein, to amend the Credit Agreement and to provide such consents as are necessary or desirable to, among other things, (i) permit the Company to issue the New Notes pursuant to the terms and conditions described in the Offering Memorandum, (ii) permit the Guarantors to guarantee the Company's obligations with respect to the New Notes, (iii) permit the Company to make dividends to the Parent for the purpose of consummating the Redemption, (iv) provide for a permanent reduction of the Revolving Commitment by at least $240,000,000, (v) permit the Company to issue additional unsecured Indebtedness for the purpose of financing the Redemption, (vi) modify the minimum permitted Interest Coverage Ratio and the maximum permitted Leverage Ratio, (vii) reclassify $115,000,000 of outstanding Revolving Loans as Term A Loans and (viii) require the Parent, the Company and the Restricted Subsidiaries to grant liens on and security interests in certain of their properties to secure certain portions of the Obligations.

                  NOW, THEREFORE, in consideration of the recitals herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Amendments. Subject to the satisfaction (or waiver) of each of the conditions set forth in Paragraph 4 of this Agreement, the Credit Agreement is hereby amended as follows (unless otherwise specified, article, section and schedule references used herein shall mean and refer to articles, sections and schedules of the Credit Agreement):

                  (a) Section 1.1 is amended by deleting in their entirety each of the definitions of "Applicable Commitment Fee", "Interest Coverage Ratio", "Leverage Ratio", "Scheduled Term A Repayments," "Term A Commitment" and "Total Revolving Commitment Amount" and to replace such definitions, respectively, with the following definitions:

                           "`Applicable Commitment Fee' means 0.50%.

                           `Interest Coverage Ratio' for any Reference Period means the ratio of (x) EBITDA for such period to (y) the consolidated interest expenses (excluding amortization of deferred financing costs, any interest expense on deferred compensation arrangements, original issue discount and, to the extent otherwise included therein, all interest expenses of the Parent with respect to the Trust Preferred) of the Parent, the Company and the Restricted Subsidiaries for such period.

                           `Leverage Ratio' for any Reference Period means the ratio of (x) Consolidated Debt of the Parent, the Company and the Restricted Subsidiaries on the last day of such period (excluding, to the extent otherwise included therein, Indebtedness with respect to the Trust Preferred) to (y) EBITDA for such period.

                           `Scheduled Term A Repayments' mean, with respect to the principal payments on the Term A Loans for each date set forth below, the amount set forth opposite thereto, as reduced from time to time pursuant to Section 2.6:

                                      Date              Repayment
                                      ----              ---------
                                    3/31/05            $12,500,000
                                    6/30/05            $17,500,000
                                    9/30/05            $23,750,000
                                    12/31/05           $23,750,000
                                    3/31/06            $23,750,000
                                    6/30/06                $0
                                    7/14/06            $138,750,000

                           `Term A Commitment' means, with respect to any Term A Lender, the principal amount set forth opposite such Lender's name on
         Schedule 2.1 hereto or in any Assignment and Assumption Agreement as such Lender's Term A Commitment, as such commitment may be adjusted from time to time pursuant to this Agreement, and "Term A Commitments" means such commitments collectively, which commitments equal $240,000,000 as of the Third Amendment Effective Date.

                           `Total Revolving Commitment Amount' means Three Hundred Sixty Million Dollars ($360,000,000), as such amount may be reduced and reinstated from time to time pursuant to Section 2.5,
         Section 2.7(a) or Section 2.15.2(d)."

                  (b) Section 1.1 is hereby amended to add the following definitions, each in their appropriate alphabetical order:

                           "`Alternative Financing' means Indebtedness of the Company or the Parent that (a) is unsecured, (b) has no principal amortization or other principal payments due or potentially due and payable prior to December 31, 2006 (other than following the occurrence of a default thereunder or, subject to the prior payment of the Obligations or prior approval of the Required Lenders, in connection with an asset sale or Change of Control), (c) is on terms substantially similar to the terms of the New Notes or the Converts or is on such other terms as may be acceptable to the Administrative Agent in its reasonable discretion, (d) is incurred at a time during which any Converts remain outstanding, (e) the proceeds of which are used to fund a redemption of the Converts or, in the case of Indebtedness of the Company, the Company shall effect a dividend to the Parent in an amount equal to the net proceeds thereof to permit the Parent to redeem, and the Parent shall in fact redeem, the Converts for consideration equal to or greater than such amount (provided that the Company shall retain any proceeds in excess of the amount required to redeem the Converts in full for application to the Obligations pursuant to the last sentence of Section

          2.7(a)) and (f) is incurred at a time which no Default or Event of Default exists or is continuing or will exist upon the incurrence thereof.

                           `Blocked Amount' means an amount equal to $200,000,000.

                           `Converts' means the 5.0% Convertible Subordinated Notes due August, 2004 issued by the Parent.

                           `Euro Indenture' means that certain Euro Indenture dated as of July 25, 2000 among the Company, the Parent, the subsidiary guarantors from time to time party thereto and United States Trust Company of New York, as trustee, pursuant to which the Company issued the Euros.

                           `Euros' means the 9.25% Senior Notes due 2010 issued by the Company pursuant to the Euro Indenture.

                           `New Note Offering Memorandum' means that certain Offering Memorandum dated June 6, 2003 with respect to the Company's issuance of the New Notes.

                           `New Notes' means those certain senior unsecured notes due 2013 issued by the Company pursuant to the terms and conditions described in the New Note Offering Memorandum and any "exchange notes" (as described in the New Note Offering Memorandum) issued in exchange therefor.

                           `Permanent LCs' means those certain Standby Letters of Credit listed on Schedule 1 to the Third Amendment which are renewable automatically by their terms.

                           `Principal Collateral' has the meaning specified in
         Section 6.14.

                           `Redemption Increase Conditions' means the following conditions: (i) subject to Permitted Liens, the Company and its Domestic Subsidiaries shall have granted to the Administrative Agent for the benefit of the Lenders (including their Affiliates party from time to time party to any Specified Swap Contract with the Company or any of its Affiliates) liens on and security interests in substantially all of their respective properties which do not constitute Principal Collateral, including, without limitation, all of the Company's and its Domestic Subsidiaries' accounts receivable (to the extent not sold by the Company into a Permitted Receivables Purchase Facility), inventory and general intangibles, the Company's investment in its Receivables Subsidiary (including the outstanding capital stock of such Receivables Subsidiary and all Indebtedness owed by such Receivables Subsidiary to the Company or its other Domestic Subsidiaries), 65% of the outstanding equity interests of each Foreign Subsidiary directly owned by the Company or any Domestic Subsidiary, and the Company's and its Domestic Subsidiaries' directly owned interests in domestic and foreign joint ventures to the extent permitted under the organizational documents of such ventures and, to the extent necessary, consents are otherwise obtained by the Company or its Subsidiaries), as security for the principal balance of the Revolving Loans from time to time outstanding and related interest and fees and all other Obligations not secured by the Principal Collateral (including, without limitation, Obligations with respect to Specified Swap Contracts and each Guarantor's obligations under the Guaranty), (ii) such liens and security interests shall have been created and are perfected pursuant to security and perfection documentation as may be reasonably acceptable to the Administrative Agent and (iii) the Company shall have delivered or caused to be delivered such certificates, legal opinions (including, without limitation, customary opinions concluding that no conflict would occur and no liens would arise with respect to certain material contracts) and other customary documentation as may be reasonably requested by, and which are in form and substance reasonably acceptable to, the Administrative Agent.

                           `Third Amendment' means that certain Third Amendment to this Agreement dated as of June 10, 2003.


                           `Third Amendment Effective Date' means June 13, 2003.

                           `Trust' means Tower Automotive Capital Trust, a Delaware statutory business trust.

                           `Trust Preferred' means the 6 3/4% convertible preferred securities due June 18, 2018 issued by the Trust."

                  (c) The definition of "Change of Control" in Section 1.1 is amended to delete the word "or" occurring immediately prior to clause (iii) thereof, to replace it with a comma, and to add the following to the end of such definition:

                  "or (iv) any `Change of Control' as defined in the Euro Indenture or the New Note Offering Memorandum.

                  (d) The first sentence of the definition of "Applicable Letter of Credit Fee Rate" in Section 1.1 is amended and restated in its entirety as follows:

                  "`Applicable Letter of Credit Fee Rate' at any time means the relevant fee rate for Letters of Credit as determined from time to time which rate equals the Applicable Margin for Offshore Rate Loans as specified in the Pricing Grid from time to time; provided that (i) the Applicable Letter of Credit Fee Rate for the period beginning on the Third Amendment Effective Date and ending on the date the Administrative Agent receives the first financial statements and Compliance Certificate required to be delivered after the Third Amendment Effective Date pursuant to Section 6.1(a) and Section 6.2(b) respectively shall be the Applicable Margin for Offshore Rate Loans corresponding to Level II on the Pricing Grid, and (ii) in the event the Administrative Agent shall not have received when due any financial statement or Compliance Certificate required to be delivered under
         Section 6.1(a) and Section 6.2(b) respectively, the Applicable Letter of Credit Fee Rate shall be the Applicable Margin for Offshore Rate Loans corresponding to Level IV on the Pricing Grid until the Administrative Agent has received all such financial statements and Compliance Certificates."

                  (e) The definition of "Applicable Margin" in Section 1.1 is amended to delete the reference to Level V of the Pricing Grid in such definition and to replace such reference with a reference to Level IV of the Pricing Grid and to delete the proviso at the end of the first sentence of such definition and to replace it with the following:

         "provided that the Applicable Margin for the period beginning on the Third Amendment Effective Date and ending on the date the Administrative Agent receives the first financial statements and Compliance Certificate required to be delivered after the Third Amendment Effective Date pursuant to Section 6.1(a) and Section 6.2(b) respectively shall be the Applicable Margin corresponding to Level II on the Pricing Grid."

                  (f) The definition of "Eligible Assignee" in Section 1.1 is amended to delete clause (d) thereof in its entirety and replace it with the following:

                  "(d) any other entity approved by the Company and the Administrative Agent; provided that the Company's approval shall not be unreasonably withheld or delayed and the Company's approval shall not be required if an Event of Default exists under Section 8.1(a), Section 8.1(c) with respect to the Company's noncompliance with Section 7.15,
         Section 8.1(f) or Section 8.1(g)."

                  (g) Section 1.1 is amended to delete in their entirety the definitions of "Offshore Currency Sublimit" and "Permitted Additional Indebtedness" from such section.

                  (h) Section 2.1(a) is amended to delete in its entirety the last sentence of such section.

                  (i) Section 2.5 is amended to insert the following sentence at the end of such section:


         "Any permanent reduction of the Revolving Commitments pursuant to this
         Section 2.5 shall be accompanied by a corresponding permanent reduction in the Total Revolving Commitment Amount in the amount of such permanent reduction, and in the case of the termination of the Revolving Commitments, the Total Revolving Commitment Amount shall be reduced to zero"

                  (j) Section 2.7(a) is amended to insert the following at the end of such section:


                  "In addition, immediately upon the Company's receipt of the proceeds from its issuance of the New Notes, the Borrowers shall jointly and severally repay the Revolving Loans in an amount equal to fifty percent of the amount, if any, by which the aggregate face amount of the New Notes exceeds $300,000,000 (or such lesser amount which results in payment in full of all outstanding Revolving Loans). On the Third Amendment Effective Date, the Revolving Commitments of the Revolving Lenders shall be (i) provisionally reduced ratably by an amount equal to the Blocked Amount, with a corresponding provisional reduction in the Total Revolving Commitment Amount by the Blocked Amount and (ii) in addition, permanently reduced ratably by fifty percent of the amount, if any, by which the aggregate face amount of the New Notes exceeds $300,000,000, with a corresponding permanent reduction in the Total Revolving Commitment Amount by such amount; provided, however, that if and when the Redemption Increase Conditions are satisfied prior to the redemption in their entirety or other satisfaction in full of the Converts, then, subject to the provisions of Section 7.7(c), the Revolving Commitments of the Revolving Lenders shall thereupon be reinstated ratably in the aggregate amount of the Blocked Amount, with a corresponding reinstatement in the Total Revolving Commitment Amount by the Blocked Amount (and the Company shall be obligated to satisfy the Redemption Increase Conditions in order to utilize the availability resulting from such reinstated amount). If, following such reinstatement of Revolving Commitments and Total Revolving Commitment Amount, the Parent redeems or otherwise repays or satisfies the outstanding Converts in their entirety and a portion of such reinstated amount of the Revolving Commitments remains unused, then the Revolving Commitments of the Revolving Lenders shall be thereupon permanently reduced ratably in the aggregate amount of such unused portion, with a corresponding permanent reduction in the Total Revolving Commitment Amount by such amount. If the Redemption Increase Conditions have not been satisfied prior to the earlier to occur of the Parent or the Company entering into an Alternative Financing or the redemption in their entirety or other satisfaction in full of the Converts, then the provisional reduction of the Revolving Commitments of the Revolving Lenders, and the corresponding provisional reduction of the Total Revolving Commitment Amount, pursuant to this
         Section 2.7(a), shall thereupon become permanent. If the Parent or the Company enters into an Alternative Financing, then to the extent there are any proceeds of the Alternative Financing in excess of the aggregate amount which would be required to consummate a redemption in full of the outstanding Converts, the Borrowers shall thereupon ratably repay the outstanding Revolving Loans by the amount of such excess (or such lesser amount as may be required to repay the then outstanding Revolving Loans in full), and the Revolving Commitments of the Revolving Lenders shall be thereupon permanently reduced ratably by the amount of such repayment of the outstanding Revolving Loans, with a corresponding permanent reduction in the Total Revolving Commitment Amount by such repayment amount; provided that if any excess remains after the outstanding Revolving Loans are repaid in full, the Borrowers shall repay the Term A Loans by such remaining amount ratably in the order of maturity."

                  (k) Section 2.9 is hereby amended to be re-titled "Fees", to move the existing paragraph titled "Commitment Fees" into a newly-created subsection (a) thereof, to insert the parenthetical "(in effect as of such applicable date, but without giving effect to the provisional reduction of the Total Revolving Commitment Amount pursuant to Section 2.7(a) unless and to the extent such reduction becomes permanent pursuant to the terms of such section)" immediately after the occurrence of the words "Total Revolving Commitment Amount" in such newly-created subsection (a) and to add the following subsection (b) thereto:

                  "(b) Facility Fee. In the event that the Redemption Increase Conditions are not satisfied prior to October 6, 2003, then, on such date, and on each 90th day thereafter until such time as the Redemption Increase Conditions shall have been satisfied or the Revolving Commitments shall have been permanently reduced to zero, the Borrowers shall jointly and severally pay to the Administrative Agent, for the ratable account of the Lenders, a facility fee in an amount equal to 0.50% multiplied by the aggregate Revolving Commitments of the Revolving Lenders (in effect as of such applicable date, but without giving effect to the provisional reduction of the Revolving Commitments pursuant to Section 2.7(a) unless and to the extent such reduction becomes permanent pursuant to the terms of such section)."

                  (l) Section 2.14(a) is amended to delete the amount "$100,000,000" which appears in clause (y) of such section and to replace such amount with the amount "$75,000,000."

                  (m) Section 2.15.2(d) is amended to insert the following sentence at the end of such section:

         "If any of the Permanent LCs expire or are terminated without being automatically or otherwise renewed pursuant to the foregoing sentence, the Revolving Commitments of the Revolving Lenders shall be permanently reduced ratably by the face amount of each such expiring or terminated Permanent LC (with a corresponding permanent reduction in the Total Revolving Commitment Amount by such amount)."

                  (n) Article V is amended to add a new Section 5.21 to such article as follows:


                  "5.21 Tax Shelter Regulations. The Borrowers do not intend to treat the Loans and Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event any Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If a Borrower so notifies the Administrative Agent, the Borrowers acknowledge that one or more of the Lenders may treat its Loans and Letters of Credit (and interests therein) as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation."

                  (o) Article VI is amended to add a new Section 6.14 and
     Section 6.15 to such article as follows:

                  "6.14 Principal Collateral. As soon as practicable after the Third Amendment Effective Date, but in no event later than 60 days thereafter (as such date may be extended by the Administrative Agent in its sole discretion), the Company shall (i) grant, and shall cause the Domestic Subsidiaries to grant, to the Administrative Agent, for the benefit of the Lenders, senior perfected liens and security interests in substantially all of the `Principal Property' (as defined in the Euro Indenture), equity interests of the Restricted Subsidiaries (as defined in the Euro Indenture) and evidences of indebtedness of such Subsidiaries to secure, and only secure, the outstanding principal balance of the Term A Loans and the Letter of Credit Obligations relating to the Permanent LCs (including all reimbursement obligations with respect thereto and all Letter of Credit Borrowings and deemed Borrowings of Revolving Loans under Section 2.15.3 with respect thereto) and (ii) cause the Parent to grant to the Administrative Agent, for the benefit of the Lenders, senior perfected liens and security interests in all of the capital stock of the Company from time to time outstanding and owned by the Parent to secure all of the Parent's obligations under the Guaranty (all such property of the Company, such Subsidiaries and the Parent in which liens and security interests are granted pursuant to this section, being referred to herein, collectively, as the `Principal Collateral'). Such security interests and liens referred to in the foregoing sentence shall be subject to such security documentation and related closing documents as may be reasonably satisfactory to the Administrative Agent, including, without limitation, personal property security agreements, equity pledge agreements, real estate mortgages, deeds of trust, certified board resolutions, incumbency certificates and legal opinions (including, without limitation, customary opinions concluding that no conflict would occur and no liens would arise with respect to certain material contracts). In addition, the Company shall, and shall cause its Subsidiaries and the Parent, to provide the Administrative Agent with such information as may be reasonably requested to facilitate the Administrative Agent's creation and documentation of such security interests and liens, and shall bear the reasonable expenses of such process, including, without limitation, the costs and expenses of all recordation taxes, lien and title search reports, title insurance policies, real estate surveys, local counsel to the Administrative Agent and, to the extent currently in the possession of the Company, real estate appraisals and environmental reports.

                  6.15 Tax Shelter Regulations. Promptly after a Borrower has notified the Administrative Agent of any intention by a Borrower to treat the Loans and Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), the Borrowers shall deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent, a duly completed copy of IRS Form 8886 or any successor form thereto."
                                        6

                  (p) Section 7.4 is amended to delete the word "and" at the end of clause (m) in such section, to delete the period at the end of clause
     (n) in such section and replace it with "; and" and to insert the following clause (o) and subsequent paragraph at the end of such section:

                  "(o) Investments consisting of Guaranty Obligations permitted pursuant to Section 7.8.

                  Notwithstanding the foregoing, Permitted Acquisitions consummated pursuant to the exception in clause (d) of this Section 7.4 during the period commencing on the Third Amendment Effective Date and ending on December 31, 2004 shall be limited to an aggregate amount of consideration given (including, without limitation, any Indebtedness assumed in connection with any asset purchase) equal to $25,000,000 minus the aggregate amount of Investments made during such period pursuant to clauses (e) and (n) of this Section 7.4. In addition, the aggregate cumulative amount of Investments made pursuant to such clauses (e) and (n) of this Section 7.4 during the period commencing on the Third Amendment Effective Date and ending December 31, 2004 (other than Investments with respect to which the Company or its Restricted Subsidiaries committed to prior to the Third Amendment Effective Date) shall be limited to an amount equal to $25,000,000 minus the aggregate amount of consideration given with respect to Permitted Acquisitions consummated during such period (including, without limitation, any Indebtedness assumed in connection with any asset purchase). After December 31, 2004, provided no Default or Event of Default shall have occurred and then be continuing, the foregoing limitations described in this paragraph shall cease to be applicable."

                  (q) Section 7.5(c) is amended and restated in its entirety as follows:

                  "(c) Indebtedness existing on the Third Amendment Effective Date and set forth in Schedule 7.5(c);"

                  (r) Section 7.5(f) is deleted in its entirety and replaced with the following:

                  "(f) Indebtedness constituting an Alternative Financing;"

                  (s) Section 7.5 is amended to delete the word "and" following clause (j) of such section, to delete the period at the end of clause (k) of such section and replace it with a semicolon, and to add the following new clauses to the end of such section:

                  "(l) Indebtedness in an amount not to exceed $25,000,000 at any time outstanding that is incurred or assumed by the Company for the purpose of financing all or any part of the cost of acquiring the property that secures such Indebtedness (which Indebtedness includes Capitalized Lease Obligations), other than Indebtedness incurred or assumed in connection with an Acquisition, and any refinancing, extension, renewal or refunding of such Indebtedness, provided that such Indebtedness is not increased thereby;

                  (m) Indebtedness that is incurred in the ordinary course of business in connection with the financing of insurance premiums;

                  (n) Indebtedness that constitutes unsecured loans made by a Restricted Subsidiary to the Company, by a Restricted Subsidiary to another Restricted Subsidiary or by the Company to a Restricted Subsidiary;

                  (o) Permitted Swap Obligations;

                  (p) Indebtedness incurred in the ordinary course of business with respect to workman's compensation and other self-insurance obligations, performance, surety, bid or similar bonds and completion guarantees of the Company and the Restricted Subsidiaries;

                  (q) Indebtedness incurred in the ordinary course of business with respect to bank overdraft lines of credit; and

                  (r) provided no Default or Event of Default exists or would result therefrom, other Indebtedness not specified in clauses
                  (a)-(q) of this Section 7.5 not to exceed $10,000,000 at any time outstanding."

                  (t) Section 7.7 is amended to add a new clause (c) at the end of such section as follows:

                  "(c) The Company shall not use proceeds of Revolving Loans resulting from the reinstatement of any of the Blocked Amount portion of the Revolving Commitments pursuant to Section 2.7(a) except to pay dividends with such proceeds to the Parent, the proceeds of which are in turn used by the Parent to fund the redemption of the Converts."

                  (u) Section 7.8 is amended to delete the word "and" following clause (h) of such section, to delete the period at the end of clause (i) of such section and replace it with the clause "; and", and to add the following new clause (j) to the end of such section:

                  "(j) obligations arising in connection with a disposition of a business or assets and constituting indemnification, adjustment of the purchase price or similar obligations."

                  (v) The introductory paragraph of Section 7.11 is amended and restated in its entirety as follows:

                  "The Company shall not, and shall not suffer or permit any Restricted Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire or retire for value (other than at maturity) any Subordinated Indebtedness, any New Notes, any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding or voluntarily purchase, redeem or otherwise acquire or retire for value (other than at maturity) the Euros (each, a `Restricted Payment'); except that (i) any Wholly-Owned Restricted Subsidiary may declare and make dividend payments or other distributions to the Company or to another Wholly-Owned Restricted Subsidiary; and (ii) the Company and any Wholly-Owned Restricted Subsidiary may:"

                  (w) Section 7.11(c) is amended and restated in its entirety as follows:

                  "(c)(i) purchase shares of the capital stock of the Parent, and (ii) declare or pay cash dividends to the Parent in an aggregate amount equal to $125,000,000; provided that immediately after giving effect to any such proposed action, no Default or Event of Default would exist; and provided further that no dividends shall be declared or paid pursuant to clause (ii) of this Section 7.11(c) prior to June 30, 2005"

                  (x) Section 7.11(d) is hereby amended and restated in its entirety as follows:

                  "(d) declare and pay dividends to the Parent to be used to pay
         (i) taxes of the Parent and other expenses not relating to interest, bank fees or other payments (other than reasonable legal fees) with respect to Indebtedness, (ii) interest due and payable by the Parent with respect to the Subordinated Debentures, the Converts or an Alternative Financing or (iii) amounts due and payable by the Parent with respect to Indebtedness of joint ventures which are guaranteed by the Parent provided that such dividends pursuant to this clause (iii) do not exceed $10,000,000 in the aggregate from and after the Third Amendment Effective Date."

                  (y) Section 7.15(a) is amended to delete in its entirety the schedule of periods and ratios set forth therein and to replace such schedule with the following:

                  "Reference Period Ending        Minimum Ratio
                  ------------------------        -------------
                   6/30/03                        3.00 to 1.00
                   9/30/03                        3.00 to 1.00
                   12/31/03                       3.00 to 1.00
                   3/31/04                        2.50 to 1.00
                   6/30/04                        2.40 to 1.00
                   9/30/04                        2.50 to 1.00
                   12/31/04                       2.50 to 1.00
                   3/31/05 and thereafter         3.00 to 1.00"

                  (z) Section 7.15(b) is amended to delete in its entirety the schedule of periods and ratios set forth therein and to replace such schedule with the following:


                 "Reference Period Ending        Maximum Ratio
                 ------------------------        -------------
                  6/30/03                        4.00 to 1.00
                  9/30/03                        4.25 to 1.00
                  12/31/03                       4.25 to 1.00
                  3/31/04                        4.50 to 1.00
                  6/30/04                        4.50 to 1.00
                  9/30/04                        4.25 to 1.00
                  12/31/04                       3.75 to 1.00
                  3/31/05                        3.50 to 1.00
                  6/30/05                        3.25 to 1.00
                  9/30/05 and thereafter         3.00 to 1.00"

                  (aa) Section 8.1(c) is amended to delete the word "or" immediately prior to the number "6.9" in such section, to replace it with a comma and to insert the phrase "or 6.14" immediately after the number "6.9" in such section.

                  (bb) Section 10.8(a) is amended to insert the words "a Default or" immediately prior to the occurrence of the words "an Event of Default" in such section.

                  (cc) Section 10.9 is amended to insert the following sentence to the end of such section:

                  "Notwithstanding anything herein to the contrary, each Lending Party may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such Lending Party relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby."

                  (dd) Schedule 2.1 is hereby deleted in its entirety and replaced with the schedule attached to this Agreement as Schedule 2.1.

                  (ee) The Pricing Grid set forth on Schedule 2.9 is hereby deleted in its entirety and replaced with the following:



         ------------- ----------------------------- ------------------------ -----------------------
          Level        Leverage Ratio                 Applicable Margin for    Applicable Margin for
                                                      Offshore Rate Loans      Base Rate Loans
         ------------- ----------------------------- ------------------------ -----------------------
         I             Less than 3.25 to 1            225                      100
         ------------- ----------------------------- ------------------------ -----------------------
         II            Equal to or greater than       250                      125
                       3.25 to 1 but less than
                       3.75 to 1
         ------------- ----------------------------- ------------------------ -----------------------
         III           Equal to or greater than       300                      150
                       3.75 to 1 but less than
                       4.00 to 1
         ------------- ----------------------------- ------------------------ -----------------------
         IV            Equal to or greater than       325                      175
                       4.00 to 1
         ------------- ----------------------------- ------------------------ -----------------------


                 (ff) Schedule 7.5(c) is hereby deleted in its entirety and replaced with the schedule attached to this Agreement as Schedule 7.5(c).


                   2. Consents. Subject to the conditions set forth in Paragraph 4 of this Agreement, the Lenders hereby consent to each of the following and waive any violation by the Company or its Subsidiaries with Sections 7.4, 7.5, 7.8 or 7.11 resulting therefrom:

                  (a) the Company's issuance of the New Notes pursuant to the terms and conditions described in the Offering Memorandum;

                  (b) each Guarantor's guarantee of the Company's obligations with respect to the New Notes; and

                  (c) the Company's making of dividends to the Parent for the purpose of consummating the Redemption.

                   3. Reclassification. The parties hereto hereby agree that upon satisfaction (or waiver) of the conditions set forth in Paragraph 4 of this Agreement, and prior to giving effect to any repayments of the Revolving Loans resulting from the Company's receipt of proceeds from its issuance of the New Notes, a $115,000,000 portion of the outstanding principal balance of the Revolving Loans made in Dollars and for which the Company is the borrower shall be reclassified as a $115,000,000 portion of the outstanding principal balance of the Term A Loans and the Revolving Commitments of the Revolving Lenders shall be permanently reduced ratably by such amount plus an additional $125,000,000 such that as of the Effective Date, prior to giving effect to any repayments on such date, the Commitments of the Lenders shall be as set forth on the revised
Schedule 2.1 to the Credit Agreement attached to this Agreement.

                   4. Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraphs 1, 2 and 3 of this Agreement shall be deemed to have become effective as of June 13, 2003 (the "Effective Date"), but such effectiveness shall be expressly conditioned upon:

                  (a) the Administrative Agent's receipt of an executed counterpart of this Agreement executed and delivered by duly authorized officers of each of the Borrowers, the Guarantors and the Required Lenders;

                  (b) the Company issuing not less than $250,000,000 in aggregate initial principal amount of the New Notes pursuant to the terms and conditions described in the Offering Memorandum and the Company's application of all net proceeds therefrom, net of underwriting commissions and fees and expenses payable upon the issuance thereof and directly related thereto, to repay the Revolving Loans (or such lesser amount necessary to reduce the outstanding principal balance of the Revolving Loans to zero) effective immediately following the reclassification of a portion of the outstanding principal balance of the Revolving Loans as a portion of the outstanding principal balance of the Term A Loans pursuant to Paragraph 3 of this Amendment;

                  (c) the Administrative Agent's receipt from the Borrowers and the Guarantors of certified board resolutions and incumbency certificates in each case in form and substance reasonably acceptable to the Administrative Agent;

                  (d) the Administrative Agent's receipt of an opinion letter of Kirkland & Ellis, counsel to the Company and its Subsidiaries, addressed to the Administrative Agent and each Lender and in form, scope and substance reasonably acceptable to the Administrative Agent, which includes, without limitation, customary opinions concluding that no conflict would occur and no liens would arise with respect to certain material contracts;

                  (e) the Borrowers' payment in full in cash or other immediately available funds of an amendment fee to the Administrative Agent, for the ratable account of each Lender that, as of 5:00 p.m. (New York time) on Wednesday, June 4, 2003, has executed and delivered to the Administrative Agent a written commitment to enter into an amendment effecting the provisions of this Agreement (in form and substance acceptable to the Administrative Agent), in an amount equal to 0.20% multiplied by the sum of each such Lender's Revolving Commitment and outstanding principal balance of its Term A Loans (after giving effect to this Agreement but without giving effect to the provisional reduction of the Revolving Commitments by the Blocked Amount pursuant to Section 2.7(a), as amended hereby); and

                  (f) the Borrowers' payment in full of all fees and reasonable expenses due and payable by the Borrowers and Guarantors to the Administrative Agent and to Banc of America Securities, LLC, in its capacity as lead arranger with respect to this Agreement.

                  5.  Representations, Warranties and Covenants.

                  (a) Each of the Borrowers and the Guarantors hereby represents and warrants that this Agreement and the Credit Agreement as amended by this Agreement constitute the legal, valid and binding obligations of such Borrower or Guarantor, to the extent a party thereto, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally or by equitable principles relating to enforceability.

                  (b) Each of the Borrowers and Guarantors hereby represents and warrants that its execution, delivery and performance of this Agreement and its performance of the Credit Agreement as amended by this Agreement, to the extent a party thereto, have been duly authorized by all necessary corporate action, do not: (i) contravene the terms of any of such Borrower's or Guarantor's Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of a Lien under, any document evidencing any Contractual Obligation to which such Borrower or Guarantor is a party which conflict or breach would reasonably be likely to have a Material Adverse Effect, or any order, injunction, writ or decree of any Governmental Authority to which such Borrower or Guarantor or its property is subject, or (iii) violate any Requirement of Law.

                  (c) Each of the Borrowers and the Guarantors hereby represents and warrants that (i) no Default or Event of Default has occurred and is continuing and (ii) all of the representations and warranties of such Borrower or Guarantor contained in the Credit Agreement and in each other Credit Document to which it is a party (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are true and correct as of the date of such Borrower's or Guarantor's execution and delivery hereof or thereof in all material respects as though made on and as of such date.

                   6. Reaffirmation, Ratification and Acknowledgment; Reservation. Each Borrower and, by their execution and delivery of a counterpart to this Agreement each Guarantor, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Credit Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Credit Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent's, or any Lender's solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from such Borrower or Guarantor with respect to any subsequent modifications to the Credit Agreement or the other Credit Documents. The Credit Agreement, as amended by this Agreement, is in all respects ratified and confirmed. Each of the Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Except as expressly set forth herein, neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Credit Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Administrative Agent and the Lenders. This Agreement shall constitute a Credit Document for purposes of the Credit Agreement.

                   7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (NOT CONFLICTS OF LAWS) OF THE STATE OF NEW YORK.

                   8. Administrative Agent's Expenses. The Company hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement.

                   9. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties. A facsimile of the signature of any party on its counterpart hereto shall be effective as the signature of the party executing such counterpart for purposes of the effectiveness of this Agreement.

                                     * * * *

                          R.J. TOWER CORPORATION, A MICHIGAN
                          CORPORATION



                          By:    /s/ Kathy Johnston
                                ---------------------------------
                          Name:      Kathy Johnston
                                ---------------------------------
                          Title:   VP Planning and Governance
                                ---------------------------------


                          TOWER AUTOMOTIVE EUROPE B.V.,
                          JOINTLY REPRESENTED BY

                          Managing Director A
                          -------------------

                            /s/ D.K. Campbell
                          ---------------------------------------
                          Name: Dugald K. Campbell
                                ---------------------------------
                          Title:
                                ---------------------------------
                          AND

                          Managing Director B
                          -------------------

                           /s/ J.P. Pels       /s/ S. Galesoof
                          ---------------------------------------
                          ABN AMRO Trust Company (Nederland) B.V.
                          Signed by: J.P. Pels and  S. Galesoof
                                     ---------     --------------


                          Title: proxyholder  and  proxyholder
                                 ------------      --------------


                          TOWER AUTOMOTIVE FINANCE B.V.,
                          JOINTLY REPRESENTED BY

                          Managing Director A
                          -------------------


                          /s/ D.K. Campbell
                          ---------------------------------------
                          Name: Dugald K. Campbell
                                ---------------------------------
                          Title:
                                ---------------------------------

                          AND

                          Managing Director B
                          -------------------

                           /s/ J.P. Pels      /s/ S. Galesoof
                          ---------------------------------------

                          ABN AMRO Trust Company (Nederland) B.V.

                          Signed by: J.P. Pels and S. Galesoof
                                     ---------     --------------

                          Title: proxyholder and proxyholder
                                 -----------     ----------------

                          GUARANTORS:


                          ALGOODS USA, INC.
                          KALAMAZOO STAMPING AND DIE COMPANY
                          TOWER AUTOMOTIVE, INC.
                          TOWER AUTOMOTIVE BARDSTOWN, INC.
                              (F/K/A R. J. TOWER CORPORATION, A KENTUCKY
                              CORPORATION)
                          TOWER AUTOMOTIVE BOWLING GREEN, LLC
                          TOWER AUTOMOTIVE CHICAGO, LLC
                          TOWER AUTOMOTIVE GRANITE CITY, LLC
                          TOWER AUTOMOTIVE GRANITE CITY
                              SERVICES, LLC
                          TOWER AUTOMOTIVE INTERNATIONAL, INC.
                          TOWER AUTOMOTIVE INTERNATIONAL
                            FUNDING, INC.
                          TOWER AUTOMOTIVE INTERNATIONAL
                            HOLDINGS, INC.
                          TOWER AUTOMOTIVE LANSING, LLC
                          TOWER AUTOMOTIVE MILWAUKEE, LLC
                          TOWER AUTOMOTIVE PLYMOUTH, INC.
                          TOWER AUTOMOTIVE PRODUCTS COMPANY,
                              INC. (SUCCESSOR BY MERGER WITH R.J. TOWER
                              CORPORATION, AN INDIANA CORPORATION, AND TOWER AUTOMOTIVE DELAWARE, INC.)
                          TOWER AUTOMOTIVE SERVICES AND
                              TECHNOLOGY, INC.
                          TOWER AUTOMOTIVE TECHNOLOGY, INC.
                          TOWER AUTOMOTIVE TECHNOLOGY
                              PRODUCTS, INC. (F/K/A) ACTIVE PRODUCTS
                              CORPORATION)
                          TOWER AUTOMOTIVE TOOL, LLC
                              (F/K/A ACTIVE TOOL AND MANUFACTURING CO., INC.)
                          TOWER AUTOMOTIVE TOOLING SERVICES, INC.
                          TOWER SERVICES, INC.
                          TRYLON CORPORATION


                          By: /s/ Kathy Johnston
                              -------------------------------------
                              Name:  Kathy Johnston
                                     ----------------------------
                              Title: VP Planning and Governance
                                     ----------------------------

                             TOWER AUTOMOTIVE MICHIGAN, LLC
                             (FORMERLY KNOWN AS TOWER AUTOMOTIVE LIMITED
                             PARTNERSHIP)


                             By: R.J. TOWER CORPORATION,
                                     its sole member



                                 By: /s/ Kathy Johnston
                                     --------------------------------
                                    Name:  Kathy Johnston
                                           --------------------------
                                    Title: VP Planning and Governance
                                           --------------------------




                             BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT



                             By: /s/ Chas McDonnell
                                 ------------------------------------
                             Name:    Chas McDonnell
                                    ---------------------------------
                             Title:  Managing Director
                                    ---------------------------------



                             BANK OF AMERICA, N.A., INDIVIDUALLY AS A LENDER AND AS SWING LINE LENDER



                             By: /s/ Chas McDonnell
                                 ------------------------------------
                             Name:    Chas McDonnell
                                    ----------------------------------
                             Title:  Managing Director
                                    ----------------------------------



                             JPMORGAN CHASE BANK (FORMERLY, THE CHASE
                             MANHATTAN BANK), AS SYNDICATION AGENT



                             By: /s/ Karen M. Sharf
                                 -------------------------------------
                             Name:    Karen May Sharf
                                   -----------------------------------
                             Title:  Vice President
                                   -----------------------------------

                               STANDARD FEDERAL BANK, N.A.



                               By:  /s/ Lorri A. Hoxie
                                    ---------------------------------
                               Name:     Lorri A. Hoxie
                                    ---------------------------------
                               Its:     Vice President
                                    ---------------------------------



                               FLEET NATIONAL BANK



                               By:  /s/ Christopher E. Leath
                                    ---------------------------------
                               Name:     Christopher Leath
                                    ---------------------------------
                               Its:     Vice President
                                    ---------------------------------



                               WACHOVIA BANK, N.A.



                               By:   /s/ Frederick E. Blumer
                                     --------------------------------
                               Name:      Frederick E. Blumer
                                     --------------------------------
                               Its:      Vice President
                                     --------------------------------



                               BANK ONE, NA
                               (AS SUCCESSOR TO BANK ONE, MICHIGAN)



                               By:   /s/ James M. Sumoski
                                     --------------------------------
                               Name:      James M. Sumoski
                                     --------------------------------
                               Its:      Director
                                     --------------------------------



                               THE BANK OF NEW YORK



                               By:   /s/ Brendan T. Nedzi
                                     --------------------------------
                               Name:      Brendan T. Nedzi
                                     --------------------------------
                               Its:      Senior Vice President
                                     --------------------------------

                               DRESDNER BANK AG NEW YORK AND GRAND
                               CAYMAN BRANCHES



                               By:
                                   ----------------------------------
                               Name:
                                      -------------------------------
                               Its:
                                     --------------------------------



                               By:
                                   ----------------------------------
                               Name:
                                      -------------------------------
                               Its:
                                     --------------------------------



                               MIZUHO FINANCIAL GROUP



                               By:
                                   ----------------------------------
                               Name:
                                      -------------------------------
                               Its:
                                     --------------------------------



                               U.S. BANK NATIONAL ASSOCIATION



                               By:
                                   ----------------------------------
                               Name:
                                      -------------------------------
                               Its:
                                     --------------------------------



                               CITICORP USA INC.



                               By:
                                   ----------------------------------
                               Name:
                                      -------------------------------
                               Its:
                                     --------------------------------

                                    NATIONAL CITY BANK



                                    By:  /s/ Kenneth M. Blackwell
                                         ----------------------------
                                    Name:     Kenneth M. Blackwell
                                         ----------------------------
                                    Its:     Vice President
                                         ----------------------------



                                    KEYBANK NATIONAL ASSOCIATION



                                    By:  /s/ W. Robert Perkins
                                         ----------------------------
                                    Name:      W. Robert Perkins
                                         ----------------------------
                                    Its: Vice President
                                         ----------------------------





                                    CHEVY CHASE BANK, FSB



                                    By:  ----------------------------

                                    Name:----------------------------

                                    Its: ----------------------------



                                    BNP PARIBAS



                                    By:  /s/ Rosalie Hawley
                                         ----------------------------
                                    Name:     Rosalie Hawley
                                         ----------------------------
                                    Title:   Director
                                         ---------------------------



                                    BNP PARIBAS



                                    By:  /s/ Peter Labrie
                                         ----------------------------
                                    Name:     Peter Labrie
                                         ----------------------------
                                    Title:   Central Region Manager
                                         ----------------------------

                                  THE BANK OF TOKYO -- MITSUBISHI, LTD.,
                                  CHICAGO BRANCH



                                  By:    /s/ Shinichiro Munechika
                                         ----------------------------
                                  Name:        Shinichiro Munechika
                                         ----------------------------
                                  Its:      Deputy General Manager
                                         ----------------------------





                                  THE MITSUBISHI TRUST & BANKING
                                  CORPORATION



                                  By:    /s/ Kyo Magome
                                         ----------------------------
                                  Name:       Kyo Magome
                                         ----------------------------
                                  Its:   Senior Vice President
                                         ----------------------------





                                  JPMORGAN CHASE BANK (FORMERLY,
                                  THE CHASE MANHATTAN BANK)



                                  By:
                                         ----------------------------
                                  Name:
                                         ----------------------------
                                  Its:
                                         ----------------------------




                                  THE BANK OF NOVA SCOTIA



                                  By:    /s/ V.H. Gibson
                                         ----------------------------
                                  Name:       V. Gibson
                                         ----------------------------
                                  Its:      Assistant Agent
                                         ----------------------------

                              COMERICA BANK



                              By:  /s/ Richard Hampson
                                   ----------------------------
                              Name:     Richard Hampson
                                   ----------------------------
                              Its:     Vice President
                                   ----------------------------



                              BANK HAPOALIM B.M.



                              By:    /s/ James P. Surless /s/ Laura Anne Raffa
                                   -------------------------------------------
                              Name:      James P. Surless    Laura Anne Raffa
                                   -------------------------------------------
                              Its:      Vice President   Senior Vice President
                                   -------------------------------------------
                                                         and Corporate Manager
                                   -------------------------------------------


                              SUMITOMO MITSUI BANK CORPORATION

                              By:
                                  -----------------------------------

                              Name:
                                     --------------------------------

                              Its:
                                    ---------------------------------



                              ---------------------------------------



                              By:
                                  -----------------------------------

                              Name:
                                     --------------------------------

                              Its:
                                    ---------------------------------